UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Commodity Strategies Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 05/31/2021

Date of reporting period: 05/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

MAY 31, 2021

2021 Annual Report

BlackRock FundsSM

🌑	BlackRock Commodity Strategies Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of May 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period in a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for most of the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns late in the reporting period, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by announcing that inflation could exceed its 2% target for a sustained period without triggering a rate increase. To stabilize credit markets, the Fed also continued purchasing significant quantities of bonds, as did other influential central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a positive stance toward risk, with an overweight in equities. We see U.S. and Asian equities outside of Japan benefiting from structural growth trends in technology, while emerging markets should be particularly helped by a vaccine-led economic expansion and more stable U.S. trade policy. While we are underweight long-term on credit, global high-yield and Asian bonds present attractive opportunities, as do emerging market bonds denominated in local currencies. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of May 31, 2021

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	16.95%	40.32%

U.S. small cap equities (Russell 2000® Index)	25.28	64.56

International equities (MSCI Europe, Australasia, Far East Index)	15.19	38.41

Emerging market equities (MSCI Emerging Markets Index)	15.15	51.00

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.04	0.11

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.07)	(7.30)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.16)	(0.40)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.54	4.70

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.18	14.90

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of May 31, 2021	BlackRock Commodity Strategies Fund

Investment Objective

BlackRock Commodity Strategies Fund’s (the “Fund”) investment objective is to seek total return.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period that ended on May 31, 2021, all of the Fund’s shares classes outperformed its benchmark, the Bloomberg Commodity Index Total ReturnSM except for Investor C Shares, which underperformed the benchmark.

What factors influenced performance?

Both commodities and the related equities performed very well in the annual period. The environment for commodities was quite favorable, with the steadily improving economic outlook leading to rising demand. Natural resources stocks also delivered robust gains, with the bulk of the positive return occurring after the early November 2020 approval of a coronavirus vaccine.

The Fund invests in both commodity futures and natural resources stocks. In comparison, the benchmark consists entirely of commodity futures. The Fund’s out-of-benchmark position in equities contributed to relative performance.

Within the equity component of the portfolio, an allocation to mining stocks contributed to relative performance. Freeport McMoRan, Inc. delivered particularly strong returns behind a rally in copper prices. The Fund’s position in the agriculture sector also contributed to performance, led by Deere & Co. The stock was boosted by the combination of rising crop prices and the company’s effective execution. Total Produce PLC, which rallied ahead of its U.S. initial public offering and its acquisition of Dole Foods, was also a top performer.

The portfolio’s out-of-benchmark allocation to energy stocks hurt results, with Petroleo Brasileiro SA (Petrobras) representing the largest individual detractor. Shares of the Brazilian state-owned integrated oil producer declined following an unexpected change in its chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy.

Part of the Fund’s strategy is to employ derivatives by investing in commodity futures through total return swaps, using an enhanced index approach. Approximately 50% of the portfolio was invested in commodity total return swaps. The Fund’s use of derivatives had a positive impact on Fund performance.

Describe recent portfolio activity.

The Fund decreased its allocation to the agriculture/livestock and precious metals sub-sectors following a period of robust returns for both areas, and it increased its weightings in energy and industrial metals.

The Fund maintained a position in cash and cash equivalents, predominantly comprised of U.S. Treasury bills, as collateral against its position in commodity total return swaps. The Fund’s cash balance did not have any material impact on results.

Describe portfolio positioning at period end.

At period end, the Fund had allocations of 50% in natural resources equities and 50% in commodity futures. Energy stocks were the largest weighting in the equity segment, with a bias toward higher-quality oil producers that the investment adviser believes should gain the largest benefit from continued strength in oil prices.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of May 31, 2021 (continued)	BlackRock Commodity Strategies Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on October 3, 2011.

(a)

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

(b)

The Fund utilizes two strategies and under normal circumstances expects to invest approximately 50% of its total assets in each strategy. One strategy focuses on investments in commodity-linked derivatives and the other strategy focuses on equity investments in commodity-related companies. Fund management may alter the weightings if it deems it prudent to do so based on market conditions, trends or movements or other similar factors.

(c)

An index composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills. Prior to July 1, 2014, the Bloomberg Commodity Index Total ReturnSM was known as the Dow Jones-UBS Commodity Index Total ReturnSM.

Performance Summary for the Period Ended May 31, 2021

		Average Annual Total Returns(a)

		1 Year		5 Years		Since Inception(b)

	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge

Institutional	27.08%	46.93%	N/A	7.28%	N/A	0.12%	N/A
Investor A	26.88	46.53	38.84%	7.02	5.87%	(0.10)	(0.66)%
Investor C	26.33	45.48	44.48	6.21	6.21	(0.72)	(0.72)
Class K	26.94	46.76	N/A	7.31	N/A	0.14	N/A
Bloomberg Commodity Index Total ReturnSM	24.86	46.22	N/A	2.85	N/A	(3.59)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	The Fund commenced operations on October 3, 2011.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)

	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (12/01/20)	Ending Account Value (05/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio

Institutional	$ 1,000.00	$ 1,270.80	$ 4.10		$ 1,000.00	$ 1,021.34	$ 3.65		0.72%
Investor A	1,000.00	1,268.80	5.52		1,000.00	1,020.09	4.91		0.97
Investor C	1,000.00	1,263.30	9.76		1,000.00	1,016.36	8.69		1.72
Class K	1,000.00	1,269.40	3.81		1,000.00	1,021.59	3.40		0.67

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of May 31, 2021 (continued)	BlackRock Commodity Strategies Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets

Chevron Corp.	2%

Royal Dutch Shell PLC, B Shares	2

TOTAL SE	2

Exxon Mobil Corp.	1

ConocoPhillips	1

Freeport-McMoRan, Inc.	1

Newmont Corp.	1

Vale SA, ADR	1

Anglo American PLC	1

BHP Group PLC	1

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets

Materials	19%
Energy	18
Consumer Staples	7
Consumer Discretionary	2
Industrials	2
Financials	1
Short-Term Securities	48
Other Assets Less Liabilities	3

(a)	Excludes short-term securities.

(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the Class K Shares inception date of January 25, 2018 is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) on the previous page(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver(s) and/or reimbursement(s), the Fund’s performance would have been lower. With respect to the Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to the Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Consolidated Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges, and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested on December 1, 2020 and held through May 31, 2021) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Consolidated Financial Statements.

A B O U T F U N D P E R F O R M A N C E	7

Consolidated Schedule of Investments May 31, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Beverages — 0.2%
MGP Ingredients, Inc.	33,243	$2,316,705

Biotechnology — 0.1%
Hofseth BioCare ASA(a)	1,744,208	1,656,308

Capital Markets — 0.2%
Agronomics Ltd.(a)(b)	6,201,415	2,089,229

Chemicals — 3.3%
CF Industries Holdings, Inc.	117,811	6,264,011
FMC Corp.	74,191	8,657,348
Koninklijke DSM NV	41,559	7,659,026
Nutrien Ltd.	92,838	5,769,882
Robertet SA	4,071	4,847,996
Symrise AG	48,651	6,453,764

		39,652,027

Consumer Finance — 0.2%
Natural Order Acquisition Corp.(a)	235,493	2,319,606

Containers & Packaging — 0.3%
Westrock Co.	66,226	3,862,300

Energy Equipment & Services — 0.4%
Baker Hughes Co.	187,739	4,580,832

Food & Staples Retailing — 1.2%
Costco Wholesale Corp.	11,477	4,341,405
Grocery Outlet Holding Corp.(a)	111,537	3,800,066
Total Produce PLC	1,926,008	6,040,944

		14,182,415

Food Products — 4.5%
Bunge Ltd.	63,945	5,551,705
Calavo Growers, Inc.	53,367	3,799,730
China Mengniu Dairy Co. Ltd.	1,015,000	6,141,632
Corbion NV	92,810	5,401,550
Cranswick PLC	48,090	2,705,364
Darling Ingredients, Inc.(a)	77,475	5,303,939
Freshpet, Inc.(a)	16,130	2,852,107
Kerry Group PLC, Class A	35,178	4,756,049
Laird Superfood, Inc.(a)(b)	52,314	1,709,622
Maple Leaf Foods, Inc.	217,670	4,792,668
Nestlé SA, Registered Shares	43,448	5,348,981
Oatly Group AB, ADR(a)(b)	5,682	134,720
Salmar ASA	79,074	5,832,689

		54,330,756

Hotels, Restaurants & Leisure — 0.3%
Restaurant Brands International, Inc.	55,263	3,852,936

Industrial Conglomerates — 0.3%
Raven Industries, Inc.	86,203	3,804,138

Internet & Direct Marketing Retail — 1.7%
Delivery Hero SE(a)(c)	11,161	1,535,653
HelloFresh SE(a)	54,524	4,984,530
Meituan, Class B(a)(c)	67,100	2,528,561
Moonpig Group PLC(a)	303,811	2,018,548
Ocado Group PLC(a)	114,667	3,069,721
THG PLC(a)	668,537	5,787,481

		19,924,494

Machinery — 1.4%
Ag Growth International, Inc.	147,505	4,986,428
Deere & Co.	19,588	7,073,227

Security	Shares	Value

Machinery (continued)
Hydrofarm Holdings Group, Inc.(a)	2,552	$158,964
Marel HF(c)	696,947	5,129,776

		17,348,395

Metals & Mining — 15.4%
Agnico Eagle Mines Ltd.	36,955	2,615,696
Alamos Gold, Inc., Class A	70,318	637,932
Anglo American PLC	261,716	11,627,040
AngloGold Ashanti Ltd., ADR	14,191	337,320
ArcelorMittal SA(a)	120,941	3,978,614
B2Gold Corp.	243,809	1,247,198
Barrick Gold Corp.	400,019	9,632,457
Bellevue Gold Ltd.(a)	129,416	91,325
BHP Group PLC	372,605	11,259,028
BlueScope Steel Ltd.	173,703	2,838,940
Centamin PLC	35,557	55,560
Centerra Gold, Inc.	71,462	578,510
Deterra Royalties Ltd.	70,463	228,047
Dundee Precious Metals, Inc.	92,612	660,036
Eldorado Gold Corp.(a)	21,337	253,483
Endeavour Mining Corp.	87,467	2,111,197
Equinox Gold Corp.(a)	55,316	520,605
ERO Copper Corp.(a)	53,039	1,230,157
Evolution Mining Ltd.	182,113	763,126
First Quantum Minerals Ltd.	286,016	7,031,434
Fortescue Metals Group Ltd.	145,960	2,522,249
Franco-Nevada Corp.	25,441	3,756,870
Freeport-McMoRan, Inc.	317,440	13,561,037
Glencore PLC	1,970,722	8,976,844
Gold Fields Ltd., ADR	237,767	2,879,358
Great Bear Resources Ltd.(a)	3,227	45,383
Iluka Resources Ltd.	97,334	578,594
Impala Platinum Holdings Ltd.	223,550	4,082,169
Ivanhoe Mines Ltd., Class A(a)	438,567	3,227,266
Kinross Gold Corp.	419,053	3,375,040
Kirkland Lake Gold Ltd.	62,186	2,671,512
Lundin Gold, Inc.(a)	40,053	399,834
Lundin Mining Corp.	220,284	2,339,412
Lynas Rare Earths Ltd.(a)	340,199	1,446,039
Metro Mining Ltd.(a)	231,627	5,020
Mineral Resources Ltd.	21,494	751,349
Nevada Copper Corp.(a)(b)	349,716	75,264
Newcrest Mining Ltd.	61,188	1,341,620
Newmont Corp.	177,883	13,070,843
Nickel Mines Ltd.	1,271,234	1,010,488
Northam Platinum Ltd.(a)	113,067	1,921,924
Northern Star Resources Ltd.	497,693	4,508,686
Nucor Corp.	32,929	3,376,540
Osisko Gold Royalties Ltd.	16,059	228,503
OZ Minerals Ltd.	92,121	1,795,929
Pan American Silver Corp.	11,444	384,976
Polymetal International PLC	109,120	2,636,128
Polyus PJSC, GDR	15,148	1,648,446
Pretium Resources, Inc.(a)	16,712	189,793
Rio Tinto PLC	121,603	10,470,942
Sibanye Stillwater Ltd.	943,816	4,481,043
Sigma Lithium Resources Corp.(a)(b)	398,439	1,846,915
Skeena Resources Ltd.(a)	26,884	84,562
Sociedad Minera Cerro Verde SAA	41,498	811,286
Solaris Resources, Inc.(a)	4,632	48,617
Solaris Resources, Inc. (Acquired 04/09/21, cost $ 126,487)(a)(d)	19,210	193,780
Solaris Resources, Inc.(a)	26,000	269,017

8	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security		Shares	Value

Metals & Mining (continued)
SolGold PLC(a)		993,579	$487,976
SSR Mining, Inc.		16,217	297,332
SSR Mining, Inc.		36,460	676,333
Steel Dynamics, Inc.		62,127	3,878,589
Stelco Holdings, Inc.		28,634	777,415
Teck Resources Ltd., Class B		150,050	3,646,609
Titan Mining Corp.(a)		159,796	78,040
Titan Mining Corp.		20,773	10,145
Torex Gold Resources, Inc.(a)		49,459	722,582
Vale SA, ADR		573,451	12,340,665
Wheaton Precious Metals Corp.		73,917	3,504,037

			185,130,706

Oil, Gas & Consumable Fuels — 17.3%
Aker BP ASA		111,023	3,252,863
ARC Resources Ltd.		376,788	2,897,410
BP PLC		1,225,480	5,350,799
Cairn Energy PLC		719,741	1,659,416
Canadian Natural Resources Ltd.		280,910	9,849,638
Chevron Corp.		279,919	29,052,793
CNOOC Ltd.		488,000	529,207
ConocoPhillips		265,804	14,815,915
Devon Energy Corp.		221,669	5,887,529
EOG Resources, Inc.		35,385	2,842,831
Equinor ASA		247,722	5,339,483
Exxon Mobil Corp.		254,492	14,854,698
Hess Corp.		101,513	8,508,820
Kinder Morgan, Inc.		307,316	5,636,175
Kosmos Energy Ltd.(a)		641,091	2,038,669
LUKOIL PJSC, ADR		27,484	2,237,129
Marathon Petroleum Corp.		124,883	7,717,769
Oil Search Ltd.		469,105	1,313,593
Pioneer Natural Resources Co.		54,268	8,259,047
Royal Dutch Shell PLC, B Shares		1,179,869	21,454,733
Santos Ltd.		619,930	3,230,542
Suncor Energy, Inc.		383,917	8,917,069
TC Energy Corp.		134,977	6,806,389
TOTAL SE		393,840	18,263,005
Tourmaline Oil Corp.		128,523	3,133,021
Valero Energy Corp.		98,960	7,956,384
Williams Cos., Inc.		234,822	6,185,211

			207,990,138

Personal Products — 1.0%
BellRing Brands, Inc., Class A(a)		203,448	5,834,889
Jamieson Wellness, Inc.(c)		215,590	6,675,955

			12,510,844

Specialty Retail — 0.4%
Tractor Supply Co.		28,116	5,108,677

Total Common Stocks — 48.2% (Cost: $495,879,115)			580,660,506

		Par (000)

Other Interests(e)
Flow Water, Inc.
0.00%,	CAD	1,550	2,117,606
0.00%,		1,514	2,067,353

Total Other Interests — 0.4% (Cost: $4,073,474)			4,184,959

Security		Shares	Value

Preferred Securities

Preferred Stocks — 0.2%

Consumer Finance — 0.2%
2MX Organic SA(a)		189,709	$2,307,880

Total Preferred Securities — 0.2% (Cost: $2,337,004)			2,307,880

Warrants(a)

Capital Markets — 0.0%
Agronomics Ltd. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 05/31/23, Strike Price GBP 0.28)		3,314,995	—

Consumer Finance — 0.0%
Natural Order Acquisition Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/15/25, Strike Price USD 11.50)		168,285	127,896

Metals & Mining — 0.0%
Solaris Resources, Inc. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 04/26/22, Strike Price CAD 10.00) (Acquired 04/09/21, cost $ 1)(d)(f)		9,605	17,385
Solaris Resources, Inc. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 12/30/22, Strike Price CAD 6.75)(f)		13,000	61,874
Titan Mining Corp. (Issued/Exercisable, 1 Share for 1 Warrant, Expires 09/23/23, Strike Price CAD 0.75)(f)		10,387	—

			79,259

Total Warrants — 0.0% (Cost: $221,894)			207,155

Total Long-Term Investments — 48.8% (Cost: $502,511,487)			587,360,500

Short-Term Securities

Money Market Funds — 1.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(g)(h)		19,992,391	19,992,391
SL Liquidity Series, LLC, Money Market Series, 0.12%(g)(h)(i)		1,670,550	1,671,051

			21,663,442

		Par (000)

U.S. Treasury Obligations(j) — 46.6%
U.S. Treasury Bills 0.05%, 06/03/21	USD	75,000	74,999,979
0.05%, 07/08/21		78,000	77,999,198
0.04%, 08/05/21		78,000	77,998,240
0.04%, 09/02/21		110,000	109,996,477

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	9

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

U.S. Treasury Bills
0.02%, 10/07/21	110,000	$109,993,644
0.03%, 11/04/21	110,000	109,990,466

		560,978,004

Total Short-Term Securities — 48.4% (Cost: $582,619,718)		582,641,446

Total Investments — 97.2% (Cost: $1,085,131,205)		1,170,001,946

Other Assets Less Liabilities — 2.8%		34,055,702

Net Assets — 100.0%		$1,204,057,648

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $211,165, representing 0.0% of its net assets as of period end, and an original cost of $126,488.

(e)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(g)	Affiliate of the Fund.

(h)	Annualized 7-day yield as of period end.

(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(j)	Rates are discount rates or a range of discount rates as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended May 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 05/31/20	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 05/31/21	Shares Held at 05/31/21	Income		Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$4,663,663	$15,328,728	(a)	$ —	$—	$—	$19,992,391	19,992,391	$2,305		$—
SL Liquidity Series, LLC, Money Market Series	487,626	1,184,370	(a)	—	(827)	(118)	1,671,051	1,670,550	8,263(b	)	—

					$(827)	$(118)	$21,663,442		$10,568		$—

(a)	Represents net amount purchased (sold).

(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

OTC Total Return Swaps

				Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received	)	Unrealized Appreciation (Depreciation	)
Paid by the Fund		Received by the Fund

Rate	Frequency	Reference	Frequency

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	06/01/21	USD	1,642	$694,472	$ —		$ 694,472
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/03/21	USD	917	406,593	—		406,593
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/08/21	USD	1,622	692,527	—		692,527
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	06/22/21	USD	1,574	660,194	—		660,194
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMLITR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	629	184,150	—		184,150

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMAGTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	3,332	$ 2,010,502	$ —	$ 2,010,502
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	1,159	418,108	—	418,108
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	2,112	1,139,724	—	1,139,724
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	288	155,013	—	155,013
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	JPMorgan Chase Bank N.A.	07/01/21	USD	3,942	522,040	—	522,040
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/02/21	USD	503	170,916	—	170,916
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	08/06/21	USD	1,002	301,157	—	301,157
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	08/13/21	USD	1,228	380,544	—	380,544
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/25/21	USD	1,026	299,794	—	299,794
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	08/31/21	USD	2,080	565,681	—	565,681
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	09/01/21	USD	1,528	356,965	—	356,965
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	09/03/21	USD	1,986	557,824	—	557,824
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRINT	At Termination	JPMorgan Chase Bank N.A.	09/24/21	USD	865	356,381	—	356,381
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRENT	At Termination	JPMorgan Chase Bank N.A.	09/24/21	USD	1,119	307,284	—	307,284
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	09/30/21	USD	395	12,688	—	12,688
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	10/25/21	USD	1,366	361,066	—	361,066
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	11/05/21	USD	1,008	268,074	—	268,074
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	11/08/21	USD	997	269,091	—	269,091
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRENT	At Termination	Goldman Sachs International	11/09/21	USD	1,547	523,490	—	523,490
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	11/23/21	USD	1,000	250,597	—	250,597

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	11

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	12/01/21	USD	5,253	$ 1,763,897	$ —	$ 1,763,897
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRPRT	At Termination	Morgan Stanley & Co. International PLC	12/01/21	USD	1,083	71,857	—	71,857
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRINT	At Termination	Morgan Stanley & Co. International PLC	12/01/21	USD	454	96,202	—	96,202
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	12/09/21	USD	1,807	460,579	—	460,579
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	12/23/21	USD	4,629	947,665	—	947,665
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Morgan Stanley & Co. International PLC	01/05/22	USD	829	(18,037)	—	(18,037)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMAGTR	At Termination	Morgan Stanley & Co. International PLC	01/05/22	USD	1,427	263,483	—	263,483
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	Morgan Stanley & Co. International PLC	01/05/22	USD	634	109,150	—	109,150
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/05/22	USD	2,288	355,143	—	355,143
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/07/22	USD	2,101	326,664	—	326,664
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/11/22	USD	1,996	334,224	—	334,224
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/18/22	USD	1,189	182,401	—	182,401
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/19/22	USD	1,194	190,197	—	190,197
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/20/22	USD	5,216	812,028	—	812,028
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/21/22	USD	4,399	685,651	—	685,651
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Morgan Stanley & Co. International PLC	01/24/22	USD	31,096	5,390,536	—	5,390,536
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	01/31/22	USD	1,823	53,310	—	53,310
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	01/31/22	USD	1,046	107,979	—	107,979
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	Goldman Sachs International	02/04/22	USD	3,502	728,408	—	728,408
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	02/04/22	USD	8,069	1,203,524	—	1,203,524

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMENTR	At Termination	Merrill Lynch International	02/04/22	USD	5,849	$ 760,953	$ —	$ 760,953
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	02/04/22	USD	1,773	141,549	—	141,549
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	02/04/22	USD	6,103	375,488	—	375,488
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/08/22	USD	1,013	112,281	—	112,281
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	Goldman Sachs International	02/08/22	USD	1,230	222,496	—	222,496
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	02/08/22	USD	787	23,803	—	23,803
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/09/22	USD	5,816	626,870	—	626,870
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/10/22	USD	2,144	237,970	—	237,970
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/11/22	USD	999	111,689	—	111,689
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	02/11/22	USD	993	37,857	—	37,857
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/14/22	USD	2,920	303,703	—	303,703
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/16/22	USD	2,327	212,166	—	212,166
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/17/22	USD	4,658	415,735	—	415,735
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	02/18/22	USD	2,281	202,951	—	202,951
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/22/22	USD	2,582	227,154	—	227,154
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/22/22	USD	5,641	397,215	—	397,215
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/23/22	USD	1,998	142,718	—	142,718
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	02/24/22	USD	1,416	84,268	—	84,268
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	02/24/22	USD	1,498	64,603	—	64,603
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	02/25/22	USD	1,790	117,525	—	117,525

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	02/28/22	USD	2,937	$ 259,846	$ —	$ 259,846
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	03/01/22	USD	3,778	358,322	—	358,322
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	Goldman Sachs International	03/02/22	USD	818	62,862	—	62,862
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Goldman Sachs International	03/02/22	USD	1,208	99,455	—	99,455
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	03/02/22	USD	1,111	122,444	—	122,444
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	03/03/22	USD	7,964	744,552	—	744,552
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	03/04/22	USD	5,394	510,554	—	510,554
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	03/07/22	USD	7,292	589,944	—	589,944
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Goldman Sachs International	03/08/22	USD	1,492	129,938	—	129,938
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/09/22	USD	1,851	159,798	—	159,798
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/10/22	USD	2,698	236,021	—	236,021
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/11/22	USD	3,235	245,027	—	245,027
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	03/14/22	USD	5,480	436,745	—	436,745
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMINTR	At Termination	JPMorgan Chase Bank N.A.	03/14/22	USD	3,236	393,529	—	393,529
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMLITR	At Termination	Merrill Lynch International	03/14/22	USD	2,609	132,656	—	132,656
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMENTR	At Termination	Merrill Lynch International	03/14/22	USD	894	22,351	—	22,351
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMAGTR	At Termination	Merrill Lynch International	03/14/22	USD	10,237	1,191,456	—	1,191,456
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMPRTR	At Termination	Merrill Lynch International	03/14/22	USD	11,904	1,175,661	—	1,175,661
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMTR	At Termination	Citibank N.A.	04/01/22	USD	3,667	392,809	—	392,809
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	04/05/22	USD	60,211	6,988,294	—	6,988,294

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRAGT	At Termination	Goldman Sachs International	04/07/22	USD	3,100	$ 408,211	$ —	$ 408,211
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	04/07/22	USD	5,698	547,320	—	547,320
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRLIT	At Termination	Goldman Sachs International	04/07/22	USD	905	(4,561)	—	(4,561)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRINT	At Termination	Goldman Sachs International	04/07/22	USD	1,192	133,968	—	133,968
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/08/22	USD	3,827	379,485	—	379,485
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/12/22	USD	3,586	387,527	—	387,527
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/13/22	USD	3,126	308,691	—	308,691
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/19/22	USD	9,402	673,987	—	673,987
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/19/22	USD	2,257	155,033	—	155,033
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/20/22	USD	4,910	326,417	—	326,417
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/25/22	USD	4,671	235,933	—	235,933
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	04/27/22	USD	3,218	105,347	—	105,347
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRPRT	At Termination	Goldman Sachs International	05/03/22	USD	898	69,989	—	69,989
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRINT	At Termination	Goldman Sachs International	05/03/22	USD	600	25,199	—	25,199
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/04/22	USD	9,781	163,320	—	163,320
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/05/22	USD	8,972	76,901	—	76,901
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/06/22	USD	6,852	6,367	—	6,367
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	05/09/22	USD	8,786	(77,648)	—	(77,648)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/10/22	USD	7,196	(10,267)	—	(10,267)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/11/22	USD	5,339	(46,757)	—	(46,757)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

OTC Total Return Swaps (continued)

Paid by the Fund		Received by the Fund			Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Reference	Frequency	Counterparty				Value

3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/12/22	USD	3,995	$ (30,124)	$—	$ (30,124)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/13/22	USD	9,779	145,557	—	145,557
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Goldman Sachs International	05/16/22	USD	9,431	108,573	—	108,573
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/17/22	USD	7,594	(6,993)	—	(6,993)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/18/22	USD	7,502	(9,149)	—	(9,149)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/19/22	USD	6,347	112,036	—	112,036
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/20/22	USD	6,471	143,450	—	143,450
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/23/22	USD	22,214	499,106	—	499,106
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/24/22	USD	5,040	72,491	—	72,491
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/25/22	USD	24,378	398,463	—	398,463
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Citibank N.A.	05/26/22	USD	23,560	294,635	—	294,635
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	JPMorgan Chase Bank N.A.	05/27/22	USD	7,212	(4,669)	—	(4,669)
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRAGT	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	2,294	—	—	—
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRPRT	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	3,010	—	—	—
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRLIT	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	950	—	—	—
3-month U.S. Treasury Bill, 0.01%(a)	At Termination	BCOMRST	At Termination	Morgan Stanley & Co. International PLC	05/31/22	USD	5,996	—	—	—

								$ 50,588,832	$—	$ 50,588,832

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Balances Reported in the Consolidated Statement of Assets and Liabilities for OTC Swaps

	Swaps Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swaps	$ —	$ —	$ 50,797,037	$ (208,205)

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	$50,797,037	$—	$—	$—	$—	$—	$50,797,037

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$208,205	$—	$—	$—	$—	$—	$208,205

For the year ended May 31, 2021, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Swaps	$20,844,462	$—	$—	$—	$—	$—	$20,844,462

Net Change in Unrealized Appreciation (Depreciation) on
Swaps	$54,548,605	$—	$—	$—	$—	$—	$54,548,605

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps
Average notional amount	$243,557,118

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Swaps — OTC(a)	$50,797,037	$208,205

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$50,797,037	$208,205

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$50,797,037	$208,205

(a)	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets

Citibank N.A.	$5,555,694	$(77,648)	$—	$(5,478,046)	$—
Goldman Sachs International	11,535,538	(91,709)	—	(11,443,829)	—
JPMorgan Chase Bank N.A.	14,928,811	(20,811)	—	(14,908,000)	—
Merrill Lynch International	5,311,174	—	—	(5,311,174)	—
Morgan Stanley & Co. International PLC	13,465,820	(18,037)	—	(13,447,783)	—

	$50,797,037	$(208,205)	$—	$(50,588,832)	$—

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non- Cash Collateral Pledged	Cash Collateral Pledged(c)	Net Amount of Derivative Liabilities

Citibank N.A.	$77,648	$(77,648)	$—	$—	$—
Goldman Sachs International	91,709	(91,709)	—	—	—
JPMorgan Chase Bank N.A.	20,811	(20,811)	—	—	—
Morgan Stanley & Co. International PLC	18,037	(18,037)	—	—	—

	$208,205	$(208,205)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

(c)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Beverages	$2,316,705	$—	$—	$2,316,705
Biotechnology	1,656,308	—	—	1,656,308
Capital Markets	2,089,229	—	—	2,089,229
Chemicals	25,539,237	14,112,790	—	39,652,027
Consumer Finance	2,319,606	—	—	2,319,606
Containers & Packaging	3,862,300	—	—	3,862,300
Energy Equipment & Services	4,580,832	—	—	4,580,832
Food & Staples Retailing	8,141,471	6,040,944	—	14,182,415
Food Products	24,144,491	30,186,265	—	54,330,756
Hotels, Restaurants & Leisure	3,852,936	—	—	3,852,936
Industrial Conglomerates	3,804,138	—	—	3,804,138
Internet & Direct Marketing Retail	7,806,029	12,118,465	—	19,924,494
Machinery	17,348,395	—	—	17,348,395
Metals & Mining	105,150,638	79,980,068	—	185,130,706
Oil, Gas & Consumable Fuels	145,359,368	62,630,770	—	207,990,138
Personal Products	12,510,844	—	—	12,510,844
Specialty Retail	5,108,677	—	—	5,108,677
Other Interests	—	2,067,353	2,117,606	4,184,959
Preferred Securities	2,307,880	—	—	2,307,880

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) May 31, 2021	BlackRock Commodity Strategies Fund

	Level 1	Level 2	Level 3	Total

Warrants
Capital Markets	$—	$—	$—	$—
Consumer Finance	127,896	—	—	127,896
Metals & Mining	—	61,874	17,385	79,259
Short-Term Securities
Money Market Funds	19,992,391	—	—	19,992,391
U.S. Treasury Obligations	—	560,978,004	—	560,978,004

	$398,019,371	$768,176,533	$2,134,991	1,168,330,895

Investments valued at NAV(a)				1,671,051

				$1,170,001,946

Derivative Financial Instruments(b)
Assets
Commodity Contracts	$—	$50,797,037	$—	$50,797,037
Liabilities
Commodity Contracts	—	(208,205)	—	(208,205)

	$—	$50,588,832	$—	$50,588,832

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are swaps. Swaps are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to consolidated financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Statement of Assets and Liabilities

May 31, 2021

BlackRock Commodity Strategies Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$1,148,338,504
Investments at value — affiliated(c)	21,663,442
Cash	41,370,837
Cash pledged for collateral — OTC derivatives	60,000
Foreign currency, at value(d)	304,869
Receivables:
Investments sold	464,203
Securities lending income — affiliated	1,278
Swaps	1,810,616
Capital shares sold	6,650,353
Dividends — affiliated	218
Dividends — unaffiliated	1,453,901
From the Manager	46,188
Unrealized appreciation on OTC swaps	50,797,037
Prepaid expenses	117,561

Total assets	1,273,079,007

LIABILITIES
Cash received as collateral for OTC derivatives	55,160,000
Collateral on securities loaned, at value	1,668,802
Payables:
Investments purchased	10,184,248
Swaps	5,465
Administration fees	38,154
Capital shares redeemed	977,607
Investment advisory fees	507,439
Trustees’ and Officer’s fees	2,308
Other accrued expenses	232,192
Service and distribution fees	36,939
Unrealized depreciation on OTC swaps	208,205

Total liabilities	69,021,359

NET ASSETS	$1,204,057,648

NET ASSETS CONSIST OF
Paid-in capital	$1,226,698,431
Accumulated loss	(22,640,783)

NET ASSETS	$1,204,057,648

(a) Investments, at cost — unaffiliated	$1,063,467,852
(b) Securities loaned, at value	$1,541,719
(c) Investments, at cost — affiliated	$21,663,353
(d) Foreign currency, at cost	$304,401

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities  (continued)

May 31, 2021

BlackRock Commodity Strategies Fund

NET ASSET VALUE
Institutional
Net assets	$862,528,288

Shares outstanding	93,597,688

Net asset value	$9.22

Shares authorized	Unlimited

Par value	$0.001

Investor A
Net assets	$127,923,472

Shares outstanding	14,002,102

Net asset value	$9.14

Shares authorized	Unlimited

Par value	$0.001

Investor C
Net assets	$16,245,834

Shares outstanding	1,851,195

Net asset value	$8.78

Shares authorized	Unlimited

Par value	$0.001

Class K
Net assets	$197,360,054

Shares outstanding	21,404,611

Net asset value	$9.22

Shares authorized	Unlimited

Par value	$0.001

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	21

Consolidated Statement of Operations

Year Ended May 31, 2021

BlackRock Commodity Strategies Fund

INVESTMENT INCOME
Dividends — unaffiliated	$6,425,333
Dividends — affiliated	2,305
Interest — unaffiliated	188,111
Securities lending income — affiliated — net	8,263
Foreign taxes withheld	(358,013)

Total investment income	6,265,999

EXPENSES
Investment advisory	2,441,483
Transfer agent — class specific	396,238
Service and distribution — class specific	205,114
Administration	165,151
Professional	133,055
Registration	90,974
Custodian	83,208
Administration — class specific	78,232
Accounting services	57,733
Printing and postage	27,014
Trustees and Officer	9,400
Miscellaneous	28,491

Total expenses	3,716,093
Less:
Fees waived and/or reimbursed by the Manager	(394,246)
Administration fees waived — class specific	(78,232)
Transfer agent fees waived and/or reimbursed — class specific	(225,377)

Total expenses after fees waived and/or reimbursed	3,018,238

Net investment income	3,247,761

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	3,160,564 (a)
Investments — affiliated	(827)
Foreign currency transactions	71,574
Swaps	20,844,462

24,075,773

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	73,119,319 (b)
Investments — affiliated	(118)
Foreign currency translations	2,240
Swaps	54,548,605

127,670,046

Net realized and unrealized gain	151,745,819

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$154,993,580

(a)	Net of foreign capital gain tax of $(29,829).

(b)	Net of increase in deferred capital gain tax of $5,560.

See notes to consolidated financial statements.

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	BlackRock Commodity Strategies Fund

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20	Year Ended 07/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,247,761	$2,339,809	$4,373,061
Net realized gain (loss)	24,075,773	(19,865,221)	(18,660,315)
Net change in unrealized appreciation (depreciation)	127,670,046	(3,216,924)	(5,667,385)

Net increase (decrease) in net assets resulting from operations	154,993,580	(20,742,336)	(19,954,639)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(1,218,338)	(2,843,280)	(3,491,694)
Investor A	(239,377)	(512,839)	(669,467)
Investor C	(4,109)	(50,040)	(78,763)
Class K	(257,044)	(593,845)	(445,982)

Decrease in net assets resulting from distributions to shareholders	(1,718,868)	(4,000,004)	(4,685,906)

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets derived from capital share transactions	893,342,452	(25,260,513)	(55,635,613)

NET ASSETS
Total increase (decrease) in net assets	1,046,617,164	(50,002,853)	(80,276,158)
Beginning of period	157,440,484	207,443,337	287,719,495

End of period	$1,204,057,648	$157,440,484	$207,443,337

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund

	Institutional

		Period from 08/01/19 to 05/31/20
	Year Ended 05/31/21				Year Ended July 31,
				2019		2018	2017		2016

Net asset value, beginning of period	$6.33	$7.18		$7.82		$7.43	$7.36		$6.98

Net investment income(a)	0.07	0.09		0.14	(b)	0.07	0.05	(c)	0.00 (d)
Net realized and unrealized gain (loss)	2.88	(0.79)		(0.64)		0.37	0.09		0.38

Net increase (decrease) from investment operations	2.95	(0.70)		(0.50)		0.44	0.14		0.38

Distributions from net investment income(e)	(0.06)	(0.15)		(0.14)		(0.05)	(0.07)		—

Net asset value, end of period	$9.22	$6.33		$7.18		$7.82	$7.43		$7.36

Total Return(f)
Based on net asset value	46.93%	(9.96	)%(g)	(6.34)%		5.97%	1.89%		5.44%

Ratios to Average Net Assets

Total expenses(h)	0.90%	1.04	%(i)	1.01%		1.14%	1.21%		1.39%

Total expenses after fees waived and/or reimbursed(h)	0.72%	0.72	%(i)	0.72%		0.88%	0.99%		1.26%

Net investment income(h)	0.90%	1.61	%(i)	1.90	%(b)	0.90%	0.65	%(c)	0.05%

Supplemental Data

Net assets, end of period (000)	$862,528	$104,275		$145,239		$200,786	$148,978		$107,021

Portfolio turnover rate	58%	72%		76%		110%	96%		132%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d)	Amount is less than $0.005 per share.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, assumes the reinvestment of distributions.

(g)	Aggregate total return.

(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20
			Year Ended July 31,
			2019	2018	2017	2016

Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%

(i)	Annualized.

See notes to consolidated financial statements.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Investor A

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20
				Year Ended July 31,
				2019		2018	2017		2016

Net asset value, beginning of period	$6.28	$7.12		$7.74		$7.36	$7.29		$6.94

Net investment income (loss)(a)	0.05	0.08		0.12	(b)	0.06	0.03	(c)	(0.02)
Net realized and unrealized gain (loss)	2.86		(0.79)	(0.63)		0.36	0.10		0.37

Net increase (decrease) from investment operations	2.91		(0.71)	(0.51)		0.42	0.13		0.35

Distributions from net investment income(d)	(0.05)		(0.13)	(0.11)		(0.04)	(0.06)		—

Net asset value, end of period	$9.14	$6.28		$7.12		$7.74	$7.36		$7.29

Total Return(e)

Based on net asset value	46.53%	(10.18	)%(f)	(6.50)%		5.69%	1.71%		5.04%

Ratios to Average Net Assets

Total expenses(g)	1.18%	1.40	%(h)	1.38%		1.55%	1.69%		1.97%

Total expenses after fees waived and/or reimbursed(g)	0.97%	0.97	%(h)	0.97%		1.11%	1.24%		1.45%

Net investment income (loss)(g)	0.62%	1.38	%(h)	1.68	%(b)	0.73%	0.38	%(c)	(0.33)%

Supplemental Data

Net assets, end of period (000)	$127,923	$23,628		$33,853		$56,622	$31,755		$23,652

Portfolio turnover rate	58%		72%	76%		110%	96%		132%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(f)	Aggregate total return.

(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20
			Year Ended July 31,
			2019	2018	2017	2016

Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%

(h)	Annualized.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	25

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

		BlackRock Commodity Strategies Fund (continued)

		Investor C

	Year Ended 05/31/21		Period from 08/01/19 to 05/31/20
					Year Ended July 31,
					2019		2018		2017		2016

Net asset value, beginning of period	$6.04		$6.84		$7.45		$7.10		$7.04		$6.74

Net investment income (loss)(a)	(0.01)		0.03		0.06	(b)	(0.00	)(c)	(0.03	)(d)	(0.07)
Net realized and unrealized gain (loss)	2.75			(0.76)	(0.60)		0.35		0.09		0.37

Net increase (decrease) from investment operations	2.74			(0.73)	(0.54)		0.35		0.06		0.30

Distributions from net investment income(e)	(0.00	)(c)		(0.07)	(0.07)		—		—		—

Net asset value, end of period	$8.78		$6.04		$6.84		$7.45		$7.10		$7.04

Total Return(f)

Based on net asset value	45.48%		(10.80	)%(g)	(7.19)%		4.93%		0.85%		4.45%

Ratios to Average Net Assets

Total expenses(h)	1.96%		2.07	%(i)	2.11%		2.20%		2.40%		2.68%

Total expenses after fees waived and/or reimbursed(h)	1.72%		1.72	%(i)	1.72%		1.87%		1.99%		2.21%

Net investment income (loss)(h)	(0.15)%		0.63	%(i)	0.92	%(b)	(0.05)%		(0.36	)%(d)	(1.03)%

Supplemental Data

Net assets, end of period (000)	$16,246		$4,255		$5,832		$7,562		$5,747		$5,804

Portfolio turnover rate	58%			72%	76%		110%		96%		132%

(a)	Based on average shares outstanding.

(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(c)	Amount is greater than $(0.005) per share.

(d)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.20%, respectively, resulting from a special dividend.

(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(f)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(g)	Aggregate total return.

(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended 05/31/21	Period from 08/01/19 to 05/31/20
			Year Ended July 31,
			2019	2018	2017	2016

Investments in underlying funds	—%	—%	—%	0.04%	0.04%	0.01%

(i)	Annualized.

See notes to consolidated financial statements.

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Commodity Strategies Fund (continued)

	Class K
		Period from				Period from
	Year Ended	08/01/19		Year Ended		01/25/18	(a)
	05/31/21	to 05/31/20		07/31/19		to 7/31/18

Net asset value, beginning of period	$6.34	$7.19		$7.83		$8.27

Net investment income(b)	0.06	0.09		0.14	(c)	0.07
Net realized and unrealized gain (loss)	2.89		(0.79)	(0.63)		(0.51)

Net increase (decrease) from investment operations	2.95		(0.70)	(0.49)		(0.44)

Distributions from net investment income(d)	(0.07)		(0.15)	(0.15)		—

Net asset value, end of period	$9.22	$6.34		$7.19		$7.83

Total Return(e)

Based on net asset value	46.76%	(9.90	)%(f)	(6.28)%		(5.32	)%(f)

Ratios to Average Net Assets

Total expenses	0.80%	0.95	%(g)	0.96%		0.92	%(g)(h)(i)

Total expenses after fees waived and/or reimbursed	0.67%	0.67	%(g)	0.67%		0.74	%(g)(h)(i)

Net investment income	0.76%	1.60	%(g)	1.97	%(c)	1.80	%(g)(h)

Supplemental Data

Net assets, end of period (000)	$197,360	$25,283		$22,520		$22,750

Portfolio turnover rate	58%		72%	76%		110%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.13%, respectively, resulting from a special dividend.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(e)	Where applicable, assumes the reinvestment of distributions.

(f)	Aggregate total return.

(g)	Annualized.

(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.04%.

(i)

Offering and board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 0.93% and 0.76%, respectively.

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	27

Notes to Consolidated Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Commodity Strategies Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege

Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the accounts of BlackRock Cayman Commodity Strategies Fund, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Fund and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables the Fund to hold these commodity-related instruments and satisfy regulated investment company tax requirements. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $12,297,623, which is 1.0% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Fund, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Fund is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and are reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of May 31, 2021, if any, are disclosed in the Consolidated Statement of Assets and Liabilities.

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Consolidated Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Fund values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	29

Notes to Consolidated Financial Statements  (continued)

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i) recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
(ii) recapitalizations and other transactions across the capital structure; and
(iii) market multiples of comparable issuers.

Income approach	(i) future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
(ii) quoted prices for similar investments or assets in active markets; and
(iii) other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
(iii) relevant news and other public sources; and
(iv) known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of May 31, 2021, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Fund’s Consolidated Schedule of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value – unaffiliated and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)

BofA Securities, Inc.	$ 5,994	$ (5,994)	$ —
Citigroup Global Markets, Inc.	336,339	(336,339)	—
Credit Suisse Securities (USA) LLC	132,776	(126,560)	6,216
J.P. Morgan Securities LLC	22	(22)	—
Morgan Stanley & Co. LLC	1,066,588	(1,066,588)	—

	$1,541,719	$(1,535,503)	$6,216

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of May 31, 2021. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements  (continued)

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Consolidated Statement of Operations, including those at termination.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from the counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 billion	0.62%
$1 billion - $3 billion	0.58
$3 billion - $5 billion	0.56
$5 billion - $10 billion	0.54
Greater than $10 billion	0.53

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

With respect to the Fund, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Share Class	Service Fees	Distribution Fees

Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended May 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

	Investor A	Investor C	Total

Service and distribution fees — class specific	$130,816	$ 74,298	$205,114

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Consolidated Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Consolidated Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended May 31, 2021, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees — class specific	$ 55,492	$10,420	$ 1,484	$10,836	$78,232

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended May 31, 2021, the Fund did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended May 31, 2021, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Consolidated Statement of Operations:

	Institutional	Investor A	Investor C	Class K	Total

Reimbursed amounts	$ 876	$ 2,083	$ 240	$ 81	$3,280

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements  (continued)

For the year ended May 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

	Institutional	Investor A	Investor C	Class K	Total

Transfer agent fees — class specific	$ 311,985	$ 67,495	$ 11,821	$4,937	$396,238

Other Fees: For the year ended May 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $36,449.

For the year ended May 31, 2021, affiliates received CDSCs as follows:

Share Class	Amounts

Investor A	$450
Investor C	1,771

$2,221

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations. For the year ended May 31, 2021, the amount waived was $3,894.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through September 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	Investor A	Investor C	Class K

0.72%	0.97%	1.72%	0.67%

The Manager has agreed not to reduce or discontinue these contractual expense limitations through September 30, 2021, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended May 31, 2021, the Manager waived and/or reimbursed investment advisory fees of $390,352, which is included in fees waived and/or reimbursed by the Manager in the Consolidated Statement of Operations.

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Consolidated Statement of Operations. For the year ended May 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Investor A	Investor C	Class K	Total

Administration fees waived — class specific	$ 55,492	$ 10,420	$ 1,484	$ 10,836	$ 78,232
Transfer agent fees waived and/or reimbursed — class specific	171,982	40,854	7,604	4,937	225,377

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Fund. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended May 31, 2021, the Fund paid BIM $1,597 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended May 31, 2021, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Consolidated Statement of Operations.

Other Transactions: The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended May 31, 2021, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Gain

$ 682,619	$ —	$ —

7.	PURCHASES AND SALES

For the year ended May 31, 2021, purchases and sales of investments, excluding short-term investments, were $550,269,791 and $114,939,711, respectively.

8.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of May 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

The tax character of distributions paid was as follows:

	Period	Amounts

Ordinary income	05/31/21	$1,718,868
	05/31/20	4,000,004
	07/31/19	4,685,906

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	35

Notes to Consolidated Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Amounts

Undistributed ordinary income	$ 26,071,352
Non-expiring capital loss carryforwards(a)	(173,945,791)
Net unrealized gains(b)	125,233,656

$ (22,640,783)

(a)	Amounts available to offset future realized capital gains.
(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the accounting for swaps and the timing and recognition of partnership income.

During the year ended May 31, 2021, the Fund utilized $5,103,230 of its respective capital loss carryforward.

As of May 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Amounts

Tax cost	$1,095,496,852

Gross unrealized appreciation	$128,336,386
Gross unrealized depreciation	(3,105,620)

Net unrealized appreciation (depreciation)	$125,230,766

9.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended May 31, 2021, the Fund did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Consolidated Schedule of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 05/31/21		Period from 08/01/19 to 05/31/20		Year Ended 07/31/19

Share Class	Shares	Amounts	Shares	Amounts	Shares	Amounts

Institutional

Shares sold	86,642,951	$725,300,823	9,396,421	$62,882,038	12,870,944	$93,580,547

Shares issued in reinvestment of distributions	164,558	1,176,352	378,445	2,637,758	453,494	3,192,599

Shares redeemed	(9,671,305)	(75,287,833)	(13,528,489)	(88,937,397)	(18,771,252)	(134,640,850)

	77,136,204	$651,189,342	(3,753,623)	$(23,417,601)	(5,446,814)	$(37,867,704)

Investor A

Shares sold and automatic conversion of shares	12,854,855	$104,909,270	1,476,313	$9,624,137	1,764,219	$12,770,471

Shares issued in reinvestment of distributions	33,192	235,476	73,543	509,654	95,139	665,024

Shares redeemed	(2,646,005)	(20,311,833)	(2,544,256)	(16,965,095)	(4,415,836)	(31,792,414)

	10,242,042	$84,832,913	(994,400)	$(6,831,304)	(2,556,478)	$(18,356,919)

Investor C

Shares sold	1,427,587	$11,261,017	142,139	$868,665	270,196	$1,870,867

Shares issued in reinvestment of distributions	637	4,064	7,323	48,989	11,517	77,623

Shares redeemed and automatic conversion of shares	(280,930)	(2,030,186)	(298,517)	(1,919,895)	(443,539)	(3,045,182)

	1,147,294	$9,234,895	(149,055)	$(1,002,241)	(161,826)	$(1,096,692)

Class K

Shares sold	19,003,575	$160,547,294	2,126,739	$14,361,196	1,112,421	$8,116,553

Shares issued in reinvestment of distributions	36,077	256,723	85,028	593,492	63,350	445,982

Shares redeemed	(1,624,651)	(12,718,715)	(1,355,056)	(8,964,055)	(949,266)	(6,876,833)

	17,415,001	$148,085,302	856,711	$5,990,633	226,505	$1,685,702

	105,940,541	$893,342,452	(4,040,367)	$(25,260,513)	(7,938,613)	$(55,635,613)

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	37

Notes to Consolidated Financial Statements  (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Commodity Strategies Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of BlackRock Commodity Strategies Fund of BlackRock FundsSM (the “Fund”), including the consolidated schedule of investments, as of May 31, 2021, the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets and the consolidated financial highlights for the year then ended and for the period from August 1, 2019 through May 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from August 1, 2019 through May 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the year ended July 31, 2019, and the financial highlights for each of the four years in the period ended July 31, 2019 of the Fund were audited by other auditors whose report dated September 24, 2019, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

July 21, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information (unaudited)

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended May 31, 2021:

Fund Name	Qualified Dividend Income

BlackRock Commodity Strategies Fund	$ 6,156,300

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended May 31, 2021:

Fund Name	Federal Obligation Interest

BlackRock Commodity Strategies Fund	$ 177,974

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended May 31, 2021 that qualified for the dividends-received deduction were as follows:

Fund Name	Dividends-Received Deduction

BlackRock Commodity Strategies Fund	26.26%

For the fiscal year ended May 31, 2021, the Fund hereby designates the following maximum amounts allowable as interest income eligible to be treated as Section 163(j) interest dividend:

Fund Name	Interest Dividends

BlackRock Commodity Strategies Fund	$ 178,742

For the fiscal year ended May 31, 2021, the Fund hereby designates the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

Fund Name	Interest- Related Dividends

BlackRock Commodity Strategies Fund	$ 178,744

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 7, 2021 (the “April Meeting”) and May 10-12, 2021 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Commodity Strategies Fund (the “Fund”), and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members whom are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The members of the Board gave attention to all of the information that was furnished, and each Board Member placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a fund by fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2020, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Fund ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis,

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement  (continued)

noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board further noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of the Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board also noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of the Fund, for a one-year term ending June 30, 2022, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Fund, for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T	43

Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)

Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.

			30 RICs consisting of 152 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2019)

Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.

			30 RICs consisting of 152 Portfolios	None

Susan J. Carter 1956	Trustee (Since 2016)

Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017; Lecturer in the Practice of Management, Yale School of Management since 2019; Advisor to Finance Committee, Altman Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Collette Chilton 1958	Trustee (Since 2015)

Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006; Director, Boys and Girls Club of Boston since 2017; Director, B1 Capital since 2018; Director, David and Lucile Packard Foundation since 2020.

			30 RICs consisting of 152 Portfolios	None

Neil A. Cotty 1954	Trustee (Since 2016)

Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.

			30 RICs consisting of 152 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2019)

Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.

			30 RICs consisting of 152 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2019)

Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.

			30 RICs consisting of 152 Portfolios	Hertz Global Holdings (car rental); Sealed Air Corp. (packaging); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; WABCO (commercial vehicle safety systems) from 2015 to 2020.

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Trustee and Officer Information  (continued)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	30 RICs consisting of 152 Portfolios	Newell Rubbermaid, Inc. (manufacturing) from 1995 to 2016.

Donald C. Opatrny 1952	Trustee (Since 2019)

Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University from 2004 to 2019; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015;Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Arizona Community Foundation and Member of Investment Committee since 2020.

			30 RICs consisting of 152 Portfolios	None

Joseph P. Platt 1947	Trustee (Since 2007)

General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.

			30 RICs consisting of 152 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.

Kenneth L. Urish 1951	Trustee (Since 2007)

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007; Member Advisory Board, ESG Competent Boards since 2020.

			30 RICs consisting of 152 Portfolios	None

Claire A. Walton 1957	Trustee (Since 2016)

Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.

			30 RICs consisting of 152 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

Trustee and Officer Information  (continued)

Interested Trustees(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2018)

Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.

			103 RICs consisting of 251 Portfolios	None

John M. Perlowski(e) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 253 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)

Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e)	Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Thomas Callahan 1968	Vice President (Since 2016)

Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.

Jennifer McGovern 1977	Vice President (Since 2014)

Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.

Trent Walker 1974	Chief Financial Officer (Since 2021)

Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)

Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)

Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	47

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

The Bank of New York Mellon

New York, NY 10286

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

A D D I T I O N A L I N F O R M A T I O N	49

Glossary of Terms Used in this Report

Currency Abbreviation

CAD	Canadian Dollar

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

BCOMAGTR	Bloomberg Agriculture SubindexSM

BCOMENTR	Bloomberg Select Energy Subindex Total ReturnSM

BCOMINTR	Bloomberg Industrial Metals SubindexSM

BCOMLITR	Bloomberg Livestock SubindexSM

BCOMPRTR	Bloomberg Precious Metals SubindexSM

BCOMRAGT	Bloomberg Roll Select Agriculture Subindex Total ReturnSM

BCOMRENT	Bloomberg Roll Select Energy Subindex Total Return SM

BCOMRINT	Bloomberg Roll Select Industrial Metals Subindex Total ReturnSM

BCOMRLIT	Bloomberg Roll Select Livestock Subindex Total ReturnSM

BCOMRPRT	Bloomberg Roll Select Precious Metals Subindex Total ReturnSM

BCOMRST	Bloomberg Roll Select Commodity Total Return IndexSM

BCOMTR	Bloomberg Commodity Index Total ReturnSM

GDR	Global Depositary Receipt

OTC	Over-the-Counter

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Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CSF-5/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty

Henry R. Keizer

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers LLP (“PwC”) and Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]	Current Fiscal Year End	Previous Fiscal Year End[3]
BlackRock Commodity Strategies Fund	$45,551	$46,000	$207	$0	$22,100	$20,000	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End[3]
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[4]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 The registrant changed its fiscal year end from July 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the ten months ended May 31, 2020.

4 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
BlackRock Commodity Strategies Fund	$22,307	$20,000
[1]	The registrant changed its fiscal year end from July 31 to May 31 effective May 31, 2020 whereby this fiscal year consists of the ten months ended May 31, 2020.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: August 4, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: August 4, 2021